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                                                                   EXHIBIT 10.41

                       NONQUALIFIED STOCK OPTION AGREEMENT


To:      Mr. David S. Aronow                       Dated as of: January 25, 1999

         Pursuant to resolutions of the Compensation Committee of the Board of Directors of Durakon Industries, Inc., a Michigan corporation (the "Corporation"), the Corporation hereby grants to you an option (the "Option") to purchase up to ten thousand (10,000) shares of the Corporation's Common Stock, no par value (the "Shares"), at a price of Nine and 50/100 Dollars ($9.50) per Share, upon the terms and conditions contained herein.

         1. This Option may not be transferred or assigned by you during your lifetime.

         2. (a) Subject to the terms of this Paragraph 2, you may exercise this Option at any time and from time to time after the date hereof.

              (b) This Option shall expire (to the extent not previously exercised) on the earlier of (i) the tenth anniversary date hereof or (ii) the date you cease to be a member of the Board of Directors of the Corporation for any cause other than death or permanent disability; provided, however, that if your membership of the Board of Directors of the Corporation is terminated for any reason other than death or permanent disability, or if you resign, you shall have the right for a period not to exceed three months following such termination or resignation, but in no event subsequent to the expiration date of this Option, to exercise this Option.

              (c) If your membership of the Board of Directors of the Corporation is terminated due to your death, your personal representatives shall have the right, on your behalf, for a period of one year following such termination, but in no event subsequent to the expiration date of this Option, to exercise this Option.

              (d) If your membership of the Board of Directors of the Corporation is terminated due to your permanent disability, you shall have the right for a period of three months following such termination, but in no event subsequent to the expiration date of this Option, to exercise this Option.

         3. This Option may be exercised by giving a written notice to the Treasurer of the Corporation. Such notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the aggregate Option price for the number of Shares purchased and, unless a current Registration Statement is in effect covering the sale to you of the Shares acquired upon exercise of this Option, by a representation that the Shares are being acquired for your own account, for investment purposes and not with a view to the resale or distribution of the Shares and that any subsequent offer for sale or sale of such Shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the Shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption you shall, prior to any offer for sale of such Shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation shall endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any Shares issued or transferred upon exercise of this

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Option. Such exercise shall be effective only upon the actual receipt of such written notice, of the aggregate Option price and of the representation described above, and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon the exercise of any part of this Option shall inure to you, or to any other person entitled to exercise this Option, unless and until certificates representing such Shares shall have been issued.

         4. If this Option shall be exercised subsequent to any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation of the Corporation occurring after the date hereof, as a result of which (a) shares of any class, or rights to purchase shares of any class, shall be issued in respect of outstanding shares of Common Stock of the Corporation (or shall be issuable in respect of securities convertible into shares of Common Stock) or (b) shares of such Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, then the holder exercising this Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such holder would have received if this Option had been exercised immediately prior to such stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation.

         5. It is understood and agreed that nothing contained in this Option shall confer upon you any right with respect to the continuation of your service as a director of the Corporation, nor interfere in any way with the right of the Corporation or its shareholders to terminate such relationship at any time.

         6. If upon the exercise of this Option there shall be payable by the Corporation any amount for income tax withholding, either you shall pay such amount to the Corporation, or the amount of Common Stock delivered by the Corporation upon exercise of this Option shall be appropriately reduced, to reimburse the Corporation for such payment.

                                   Very truly yours,

                                   DURAKON INDUSTRIES, INC.,
                                   a Michigan corporation


                                   By: /s/ Phillip Wm. Fisher
                                      ------------------------------------------
                                            Phillip Wm. Fisher
                                            Chairman of the Board of Directors

AGREED TO AND ACCEPTED:


/s/ David S. Aronow
--------------------------
David S. Aronow

Dated: 2-8-99
      --------------------


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                       CONSENT IN LIEU OF SPECIAL MEETING
                         OF THE COMPENSATION COMMITTEE
             OF THE BOARD OF DIRECTORS OF DURAKON INDUSTRIES, INC.

         The undersigned constitute all of the members of the Compensation Committee of the Board of Directors of Durakon Industries, Inc., a Michigan corporation (the "Company"). By the execution of this Consent, the Compensation Committee consents to and authorizes the actions set forth in this Consent. This Consent is in lieu of a formal special meeting of the Compensation Committee and the resolutions adopted by this Consent will have the same force and effect that such resolutions would have if they were adopted by a special meeting of the Compensation Committee.

          The Compensation Committee hereby consents to and adopts the following recitals and resolutions:

              WHEREAS, the Compensation Committee of the Board of Directors is of the opinion that it is in the best interests of the Company to grant a Nonqualified Stock Option to David
         S. Aronow to purchase up to 10,000 shares of the Company's Common Stock for a purchase price equal to the average of the high and the low sale prices for the Company's Common Stock on the date hereof;

              NOW, THEREFORE, BE IT RESOLVED, that the Compensation Committee of the Board of Directors of the Company hereby authorizes the granting to David S. Aronow of a Nonqualified Stock Option to purchase 10,000 shares of Common Stock; and

              FURTHER RESOLVED, that the officers of the Company,
         including the Chairman of the Board of Directors of the
         Company, and any person authorized to act by any officer of the Company, are hereby severally authorized and directed to do such acts and to execute and deliver such documents and other instruments (including, without limitation, an
         appropriate stock option agreement) as any of them may deem necessary, appropriate or advisable to carry into effect the intent of the foregoing resolutions.
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         The undersigned, constituting all of the members of the Compensation
Committee, have taken and adopted the foregoing actions and authorizations in lieu of a formal special meeting of the Compensation Committee of the Board of Directors.

Dated as of: January 25, 1999

                                             /s/  Phillip Wm. Fisher
                                            ------------------------------------
                                                  Phillip Wm. Fisher




                                             /s/  David S. Aronow
                                            ------------------------------------
                                                  David S. Aronow




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